Segment Information	12 Months Ended
Dec. 31, 2023
Segment Information
Segment Information
16.	Segment Information

The Group uses the management approach to determine operation segments. The management approach considers the internal organization and reporting used by the Group’s chief operating decision maker (“CODM”) for making decisions, allocation of resources and assessing performance.

The Group’s CODM has been identified as the chief executive officer\ interim management committee who reviews the consolidated results of operations when making decisions about allocating resources and assessing performance of the Group. The Group operates and manages its business as a single operating segment.

97.9%, 98.0% and 98.5% of the Group’s revenue for the years ended December 31, 2021, 2022 and 2023, respectively, were generated from the PRC. As of December 31, 2022 and 2023, 100% and 100% of long-lived assets of the Group were located in the PRC.